UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 4, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


     Delaware                            1-15062                      13-4099534
     --------                            -------                      ----------
(State or Other Jurisdiction     (Commission File Number)          (IRS Employer
of Incorporation)                                            Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 4, 2006, Time Warner Cable Inc. ("TWC"), a subsidiary of Time Warner Inc. (the "Company"), entered into a new unsecured commercial paper program (the "New Program") to replace its existing $2.0 billion commercial paper program (the "Prior Program"). The New Program provides for the issuance of up to $6.0 billion of commercial paper at any time, and TWC's obligations under the New Program will be guaranteed by TW NY Cable Holding Inc. and Time Warner
Entertainment Company, L.P. ("TWE"), both subsidiaries of TWC, while TWC's obligations under the Prior Program are guaranteed by American Television and Communications Corporation and Warner Communications Inc. (both subsidiaries of the Company but not of TWC) and TWE. Commercial paper borrowings under the Prior Program and the New Program are supported by the unused committed capacity of TWC's $6.0 billion senior unsecured five-year revolving credit facility that matures on February 15, 2011.

No new commercial paper will be issued under the Prior Program after December 4, 2006. Amounts currently outstanding under the Prior Program have not been modified by the changes reflected in the New Program and will be repaid on the original maturity dates. Once all outstanding commercial paper under the Prior Program has been repaid, the Prior Program will terminate. Until all commercial paper outstanding under the Prior Program has been repaid, the aggregate amount of commercial paper outstanding under the Prior Program and the New Program will not exceed $6.0 billion at any time.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TIME WARNER INC.



                                           By:      /s/ Wayne H. Pace
                                                    ----------------------------
                                           Name:    Wayne H. Pace
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer


Date:  December 4, 2006